UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2020

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2020, the Board of Directors of Regional Health Properties, Inc. (the “Company”) appointed Benjamin A. Waites to serve as the Company’s Chief Financial Officer and Vice President, and in connection therewith, designated Mr. Waites as the Company’s principal financial officer and principal accounting officer, in each case effective September 8, 2020.  On September 24, 2020, the Company issued a press release announcing such appointment.

Since June 2010, Mr. Waites, age 58, served as Vice President of Finance and Assistant Treasurer for Cajun Operating Company, Inc., the franchisor and operator of over 1,600 restaurant locations. He also previously served as Chief Accounting Officer of Lavie Healthcare, operator of 125 skilled nursing and rehabilitation centers, and RARE Hospitality, operator of LongHorn Steakhouse and The Capital Grille. In these positions, Mr. Waites developed and led financial teams that supported domestic and international growth platforms and was instrumental in a variety of strategic and capital transactions. He started his career in public accounting, with positions in both the Entrepreneurial Services Group and Audit department of Ernst & Young. Mr. Waites graduated from Harding University and is a Georgia certified public accountant. Mr. Waites will report directly to Brent Morrison, the Company’s Chief Executive Officer and President.

In connection with Mr. Waites’ appointment, the Company and Mr. Waites executed an offer letter pursuant to which the Company has agreed (i) to pay Mr. Waites an annual salary of $175,000 and (ii) that he would be eligible for a bonus based upon a predetermined bonus structure. Mr. Waites employment with the Company is “at will” and he or the Company can terminate his employment with or without cause at any time.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

99.1Press Release issued September 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 24, 2020	REGIONAL HEALTH PROPERTIES, INC.

/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President

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